Filing by Rule 497(c) of the 1933 Act
                                                              File No. 33-85332

                                                                    May 1, 1999


[INTEGRITY MUTUAL FUNDS LOGO]

                         INTEGRITY FUND OF FUNDS, INC.

PROSPECTUS
_______________________________________________________________________________

This prospectus is intended to provide important information to help you evaluate whether the Integrity Fund of Funds, Inc. may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Mutual Funds can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

_______________________________________________________________________________

                            Table of Contents

                                                                Page

   The Fund                                                         3
   Integrity Fund of Funds, Inc.                                    3
      Fund Summary                                                  3
      How the Fund Has Performed                                    4
      What are the Fund's Expenses?                                 5
   Fund Management                                                  6
   Principal Investment Strategies                                  7
   Non-Principal Investment Strategies                              9
   Other Fund Policies                                              9
   Portfolio Transactions                                          10
   Principal Risk Factors                                          10
   Other Risk Factors                                              12
   How To Purchase Shares                                          12
   Systematic Investing - The Monthomatic Investment Plan          13
   Special Services                                                14
   General Information Regarding Distribution                      14
   How To Sell Shares                                              15
   Systematic Withdrawal                                           16
   Distributions and Taxes                                         16
   Net Asset Value                                                 17
   Fund Service Providers                                          18
   Shareholder Inquiries                                           18
   Financial Highlights                                            19

                                      2

INTEGRITY FUND OF FUNDS, INC.

                                 FUND SUMMARY

                             INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and growth of income. Current income is a secondary objective of the Fund.

           PRINCIPAL STRATEGIES:  HOW THE FUND PURSUES ITS OBJECTIVE

The Fund invests primarily in a diversified group of other registered open-end investment companies which, in turn, invest principally in equity securities. We seek underlying funds we believe will advance the objective of the Fund. In selecting underlying funds, we consider the underlying fund's objectives, policies, performance, and management as well as their overall operations
(such as size, fees and expenses, and services). We invest in approximately 15 to 50 underlying funds. We normally invest in underlying funds that are classified as growth, aggressive growth, or growth-income funds. The Fund generally focuses on underlying funds which primarily invest in companies with market capitalization over $500 million. The Fund generally invests in seasoned underlying funds that have had favorable performance returns compared to other similar funds and market indexes.

The Fund may also invest in stock index futures and options on stock index futures for hedging purposes.

       PRINCIPAL RISKS:  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The assets of the Fund are invested in other investment companies, so the investment performance and risk of the Fund is directly related to the investment performance and risks of the underlying funds held. The risks of the underlying funds include market risk, interest rate risk, income risk, and credit risk. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds held to meet their objectives as well as the allocation among those underlying funds. There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved.

The Fund and the underlying funds have transactional and operating expenses. An investor in the Fund will therefore bear not only his or her proportionate share of the Fund's expenses, but also the similar expenses of the funds in which the Fund invests.

The value of the underlying funds' investments, and thus the net asset value ("NAV") of both the underlying funds' and the Fund's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the underlying funds invest.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund investment, loss of money is a risk of investing.

                         IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for you if you are seeking:

  *  Long-term growth potential and income growth;

  * The convenience of a diversified portfolio of mutual funds in a single investment.

You should not invest in this Fund if you are:

  *  Unwilling to accept share price fluctuations;

  *  Investing to meet short-term financial goals.

                                      3

                         HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the Fund by showing performance changes year to year and how average annual returns over one-year and the life of the Fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS (AS OF 12/31 EACH YEAR)

          1995      1996      1997     1998
          25.20%    13.84%    14.65%   12.17%

For the periods shown, the highest and lowest quarterly returns were 16.93% and -13.87%, respectively for the quarters ending 12/31/98 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                  Average Annual Total Returns
           for the Periods Ending December 31, 1998

                    1 Year          Inception(1)
______________________________________________
Fund                10.67%           16.14%

S&P 500 (2)         26.67%           41.91%

(1) The inception period is from January 3, 1995 to December 31, 1998.

(2) The S&P 500 returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.

                                      4

                        WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                     ______________________________

SHAREHOLDER FEES (1),(2) (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases                   NONE
   Maximum Deferred Sales Charge (Load)
    (as a percentage of lesser of purchase price or redemption
      proceeds)                                                       1.50%(3)
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends        NONE
   Redemption Fees                                                    NONE
   Exchange Fee                                                       NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees(4)                                                 0.90%
12b-1 Fees                                                         NONE
Other Expenses
   Administrative Expenses                                  0.47%
   Service Fees(5)                                          0.25%
   Total Other Expenses                                            0.72%
Total Annual Fund                                                  _____
 Operating Expenses(3),(6)                                         1.62%


(1) Authorized brokers and other firms may charge additional fees to effect shareholder transactions. Please see their materials for details.

(2) An investor will not only bear the cost of any deferred sales charge (load) of the Fund, but also his or her proportionate share of sales charges
   (loads) of the funds in which the Fund invests.

(3) Shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.5%. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "How to Purchase Shares."

(4) An investor will bear not only his or her proportionate share of the Fund's transactional and operating expenses but also similar expenses of the funds in which the Fund invests. Generally, the operating expenses of the underlying funds have ranged from 0.50% to 1.50% of average net assets.

(5) The Fund pays dealers fees up to 0.25% of the Fund's net assets for personal service to shareholders and/or maintenance of shareholder accounts.

(6) The investment adviser has voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses (excluding extra-ordinary expenses) from exceeding 1.60% of the average daily net asset value of Fund shares. After fee waivers and expense reimbursements, the Fund's total annual operating expenses was 1.60% for the fiscal year ended December 31, 1998.

                                      5

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 year    3 years    5 years    10 years
    ________________________________________
    $ 310     $ 660      $ 1,030     $ 1,920

You would pay the following expenses if you did not redeem your shares:

    1 year    3 years    5 years    10 years
    ________________________________________
    $ 160     $ 510      $ 880       $ 1,920


                               FUND MANAGEMENT

The overall management of the business and affairs of the Fund is the respon-sibility of the Fund's Board of Directors. ND Money Management, Inc. ("ND Management"), 1 North Main, Minot, North Dakota 58703, is the investment adviser to the Fund. ND Management has been advising mutual funds since 1989 and is currently investment adviser to four funds with assets under management of approximately $168 million. ND Management was also the investment adviser to the ND Insured Income Fund, Inc. from 1991 to 1998. ND Manage-ment is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, and, at its own expense, provides all necessary administrative services, office space, equipment, and clerical services for managing the Fund's investments and effecting its portfolio transactions. ND Management also pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of ND Management.

Monte L. Avery, portfolio manager, is primarily responsible for the day-to-day management of the Fund's portfolio under the supervision and direction of Robert E. Walstad, president of the Fund. Mr. Avery has been portfolio manager since January 1996. Mr. Avery started in the securities business with Paine-Webber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, North Dakota) to help start their Invest Center. Mr. Avery returned to Dean Witter in 1993 until he joined ND Holdings, Inc. ("ND Holdings") in 1995. Since that time, Mr. Avery has been a co-portfolio manager of the following funds: ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Montana Tax Free-Fund, Inc. Mr. Walstad is also president of these funds and has supervised and directed the management of the portfolios of these funds since they commenced operations. Mr. Walstad started in the securities business with PaineWebber as a retail broker in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded ND Holdings. The Fund's Investment Adviser and Underwriter are wholly-owned subsidiaries of ND Holdings.

                                      6

For providing management services, ND Management is paid an annual fund manage-ment fee by the Fund of 0.90% of the Fund's average daily net assets, payable monthly.

For the most recent fiscal year, the Fund paid to ND Management, after expense reimbursements, management fees of 0.90% of average net assets.

The Fund pays for its own operating expenses such as custodial, transfer agent, accounting, and legal fees; brokerage fees and commissions, if any; costs attributable to investor services; insurance premiums; interest; organizational expenses; taxes; and extraordinary expenses. The Fund also pays dealers fees up to 0.25% of the Fund's net assets for personal service to shareholders and/or the maintenance of shareholder accounts. See the Statement of Additional Information for an additional discussion of Fund expenses.

You should note that because the Fund invests in other funds, you pay not only the transactional expenses (such as a deferred sales charge) and a pro rata share of the operating expenses of the Fund, you will also pay a portion of similar expenses of the underlying funds. An investor in the Fund therefore will indirectly pay higher expenses than if the underlying fund shares were owned directly. You may also receive taxable capital gains distributions to a greater extent than if the underlying funds were owned directly.

                        PRINCIPAL INVESTMENT STRATEGIES

                         SECURITIES THE FUND INVESTS IN

The Fund's investment objective may not be changed without shareholder approval. For a detailed discussion of the Fund's fundamental investment policies, see the Statement of Additional Information.

                            INVESTMENT COMPANIES

Under normal circumstances, the Fund invests at least 80% of its assets in shares of registered open-end investment companies ("underlying funds"). The Fund will normally invest in approximately fifteen to fifty underlying funds and may invest up to 25% of its total assets in any one underlying fund. The Fund will generally invest in underlying funds that invest primarily in common stock and which seek long-term capital appreciation and growth of income with current income of secondary importance. The Fund normally invests in underly-ing funds that are classified as growth, aggressive growth, or growth-income funds.

The Fund generally focuses in underlying funds which primarily invest in companies with a market capitalization of over $500 million. The underlying funds may also have a portion of their assets invested in fixed-income securi-ties. These underlying funds typically invest primarily in investment grade quality securities with respect to their assets allocated to fixed-income securities.

The Fund generally invests in seasoned underlying funds. Accordingly, the Fund normally invests in underlying funds with at least a five year operating history and at least $300 million assets under management. The above policies may be changed without shareholder approval.

                                      7

The Fund will not purchase shares of closed-end investment companies or in investment companies which are not registered with the Securities and Exchange Commission. The Fund intends to invest only in underlying funds which qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax. Although there is no assurance an underlying fund will qualify as a RIC, the Fund will promptly dispose of any shares in its portfolio which have been issued by a fund which has failed to qualify as a RIC.

                          HOW WE SELECT INVESTMENTS

ND Management selects underlying funds based primarily upon its assessment of the underlying fund's potential to advance the Fund's objective. ND Management evaluates underlying funds based on their investment objectives, policies and techniques, past performance, and management. ND Management will also consider the fund's operations including: the fund's size, reputation, management style, fees and expenses, portfolio composition and liquidity, and shareholder services. In selecting funds, ND Management looks for funds that have had favorable performance returns compared to similar funds or market indexes. ND Management will compare the underlying fund's performance record over the past 3, 5, or 10 years (if available), against that of other funds and market measurements.

                              RISK MANAGEMENT

                            HEDGING STRATEGIES

The Fund may also engage in various investment strategies designed to hedge against changes in market conditions using stock index futures contracts and options on stock index futures contracts. The Fund may enter into futures contracts for the purchase or sale of stock indexes or purchase and sell options on these futures contracts. The Fund uses these investment strategies to hedge against changes in the values of securities the Fund owns or expects to purchase and not for speculation. The Fund will not enter into such trans-actions if the sum of the initial margin deposits and premiums paid for unexpired options exceed 5% of the Fund's total assets. The ability of the Fund to benefit from options and futures is largely dependent on ND Manage-ment's ability to use these strategies successfully. If ND Management's judgment about the general direction of markets is wrong, the overall perfor-mance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an im-mediate and substantial loss (or gain) for a fund. Use of options may also
(i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell.

                                      8

                       TEMPORARY INVESTMENT STRATEGIES

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.

The Fund may therefore hold cash or may invest in money market mutual funds and in short-term obligations including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers' acceptances as a temporary defensive measure. During these periods, the Fund may not be able to achieve its investment objective. For more detailed infor-mation on eligible short-term investments, see the Statement of Additional Information.

                     NON-PRINCIPAL INVESTMENT STRATEGIES

As a non-principal investment strategy, the Fund may also invest in underlying funds which invest primarily in long or short-term fixed-income securities that are investment grade quality. We will invest in bond funds if we believe they offer a potential for capital appreciation.

                           OTHER FUND POLICIES

Although the Fund invests primarily in shares of underlying funds, the Fund may hold cash or may invest in money market mutual funds and in short-term obliga-tions including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers' acceptances to accumu-late cash for investment and redemptions. Cash held for investments or redemptions may not exceed 35% of the Fund's total assets.

The Fund and its affiliated persons will not purchase more than 3% of the total outstanding shares of another fund in accordance with federal securities laws. Because of this restriction, the Fund may have to forego certain investment opportunities. In addition, the Fund may not invest more than 15% of its net assets in illiquid securities.

The Fund may acquire shares of underlying funds that impose sales loads or 12b-1 distribution or service fees. The underlying funds, however, may offer shareholder programs which reduce the sales loads such as quantity discounts, rights of accumulation, or letters of intent. To the extent available, the Fund will use these arrangements to reduce any sales load the Fund pays. Because of these available discounts, the Fund in most cases will not pay a sales charge of more than 1% of the public offering price (1.01% of the net amount invested).

                                      9

                          PORTFOLIO TRANSACTIONS

The Investment Adviser may consider a number of factors in determining which brokers to use for the Fund's portfolio transactions. These factors include research services, reasonableness of commissions, quality of services, and ex-ecution and sale of Fund shares. When the Fund purchases the shares of under-lying funds subject to a front-end sales load, the Investment Adviser anticipates that the Fund's Underwriter, ND Capital, Inc. ("ND Capital") will execute a substantial portion of these portfolio transactions. When ND Capital acts as the dealer on these purchases, it may receive a dealer reallowance, up to a maximum 1% of the public offering price. ND Capital will not be designated as dealer if the dealer reallowance exceeds 1% of the public offering price.
ND Capital may also receive 12b-1 distribution and service fees from underlying funds when assisting the Fund in purchasing shares of the underlying funds. In addition, ND Capital may receive brokerage commissions on portfolio transac-tions of underlying funds held in the Fund's portfolio.

                           PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

MARKET RISK: the risk that a particular stock, an industry, or stocks in general may fall in value.

FUND RISK: the Fund's investment performance and risk is directly related to the investment performance and risks of the underlying funds. The ability of the Fund to achieve its investment objective is therefore dependent on a number of factors, including the skills of the adviser of the underlying funds to invest to meet the objectives of the underlying fund, to effectively respond to changes in market conditions, and to maintain sufficient liquidity to meet redemptions. The Fund is independent from any of the underlying funds and has little voice in the management and investment practices of the underlying funds.

INTEREST RATE RISK: to the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to interest rate risk. Interest rate risk is the risk that the value of the Fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of an underlying bond fund's portfolio, the greater its interest rate risk.

INCOME RISK: to the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to income risk. Income risk is the risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the underlying bond fund invests the proceeds from the new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

                                      10

CREDIT RISK: to the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Underlying funds may invest in investment grade and non-investment grade bonds (i.e., junk bonds). Year 2000 issues may affect the ability of issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

LIQUIDITY: under federal securities laws, an underlying fund is not obligated to redeem any securities in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. The Fund therefore may not be able to liquidate more than 1% of an underlying fund's securities when desired.

INFLATION RISK: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.

OTHER CONSIDERATIONS: the underlying funds have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. Principal and certain non-principal risks have been discussed in this prospectus. Additional non-principal risks of certain of the practices of the underlying funds are described further in the Statement of Additional Information. The Fund is independent from any of the underlying funds and has little influence in the investment practices of the underlying funds. If the Fund disagrees with these practices, the Fund may have to liquidate its shares in the underlying fund, which can entail further losses. In addition, the investment advisers of the underlying funds may also simultaneously pursue inconsistent investment strategies. For example, one underlying fund may be purchasing shares of the same issuer that another underlying fund is selling. Under these circum-stances, the Fund's indirect expenses would increase without any corresponding investment benefit.

                            YEAR 2000 DISCLOSURE

ND Management and the Fund's service providers each rely on computer systems to manage the Fund's investments, process transactions, and provide account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. ND Management is working with the Fund's service providers to adapt their systems to address this "Year 2000" issue. ND Manage-ment and the Fund expects, but there can be no absolute assurance, that the necessary work will be completed on a timely basis. Similar to the Fund, the underlying funds and their service providers also rely on computer systems and we are unable to predict what impact the Year 2000 problem will have on any of the underlying funds.

                                      11

                            OTHER RISK FACTORS

FOREIGN INVESTMENT RISK: to the extent the Fund invests in underlying funds that invest in foreign securities, the Fund is subject to foreign investment risk. Securities issued by foreign companies or governments present risks be-yond those of securities of U.S. issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, and less publicly available information. Prices of foreign securities also may be more volatile and they may be less liquid than U.S. stocks.

                          HOW TO PURCHASE SHARES

You can buy shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the Fund. If you sell your shares within five years of purchase, you will have to pay a contingent deferred sales charge (CDSC) of 1.5% based on either your purchase price or what you sell your shares for, whichever amount is lower. You do not pay a CDSC on any shares you purchase by reinvesting dividends and capital gains. When you redeem shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your Fund account due to capital appreciation, and then redeem the shares you have owned in the order purchased. When you redeem shares subject to a CDSC, the CDSC is deducted from your redemption proceeds and paid to ND Capital. Purchases of $1 million or more are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase.

Fund shares are also available for individual retirement accounts (IRAs), 401(k) Plans, and other retirement plans. See the Statement of Additional Information or call (800) 276-1262 for additional information.

                              CDSC WAIVERS

The Funds may sell shares without a CDSC to:

  * directors, officers, employees (including retirees) of the Fund, ND Holdings, ND Management, and ND Capital for themselves or certain members of their family;

  * trusts, pension, profit-sharing, or other plans for the benefit of directors, officers, employees (including retirees) of the Fund, ND Holdings, ND Management, and ND Capital and certain members of their families;

  * authorized broker-dealers and financial institutions and certain employees (including their spouses and children) of such dealers and institutions; and

  * any broker-dealer, financial institution, or other qualified firm which does not receive commissions for selling shares to its clients.

Please refer to the Statement of Additional Information for detailed eligibility requirements. Additional information is available by calling
(800) 276-1262.

                                      12

                     MINIMUM INVESTMENTS AND SHARE PRICE

You may open an account with $1,000 ($100 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account) and make additional investments at any time with as little as $50. The Fund may change these minimum initial investments at any time. You may purchase shares from ND Capital or from investment dealers who have sales agreements with ND Capital. If you do not have a dealer, call (800) 276-1262 and ND Capital can refer you to one.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the New York Stock Exchange (normally 3:00 p.m. Minot, North Dakota time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of trading of the New York Stock Exchange and the Fund receives such order prior to the close of business of the Fund (normally
5:00 p.m. Minot, North Dakota time), you will receive that day's price.
Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

          SYSTEMATIC INVESTING - THE MONTHOMATIC INVESTMENT PLAN

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or call ND Resources, Inc. ("ND Resources") at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to draw either checks or debits on your bank account. Such account must have check or draft writing privileges. You can stop the withdrawals at any time by sending a written notice to ND Resources, the Fund's transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within 7 days after the transfer agent has received the request. The Fund may terminate or modify this privilege at any time and may immediately terminate a shareholder's monthomatic plan if any item is unpaid by the shareholder's financial institution. There is no charge for this plan.

                                      13

                            SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                            EXCHANGING SHARES

You may exchange Fund shares into an identically registered account at any time for shares of any mutual fund advised and underwritten by ND Capital or Ranson Capital Corporation or ND Management at net asset value. If the shares of the original fund are subject to a CDSC, the CDSC and the holding period of your original investment will be carried forward into the fund in which you are ex-changing and applied in the event you redeem any or all of your shares in this fund. If you paid a front-end sales charge on the shares being exchanged, you will not pay a CDSC in the event you redeem any or all of your shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging and be available in your state. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use the Fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise Fund operating expenses, or otherwise have an adverse effect on other shareholders, the Fund reserves the right to revise or suspend the exchange privilege on 60 days' written notice, limit the amount or number of exchanges, or reject any exchange. For additional information on how to exer-cise the exchange privilege, call ND Resources at (800) 601-5593.

                           REINSTATEMENT PRIVILEGE

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds without incurring any additional charges. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds. Your holding period will also be rein-stated. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund. If you redeemed shares in a retirement account, please review the plan document you received when you opened your account for rules and limitations if you are repurchasing shares in the same retirement account. The Fund may modify or terminate this privilege at any time.

                  GENERAL INFORMATION REGARDING DISTRIBUTION

ND Capital is the Fund's principal underwriter and is responsible for all sales and promotional activities. For its services, ND Capital receives any CDSC paid upon redemption of Fund shares. ND Capital pays sales commissions to dealers and its salesmen who sell Fund shares. In addition, the Fund pays dealers fees (in an amount not to exceed 0.25% of net assets) for personal service to shareholders and/or the maintenance of shareholder accounts. For additional information regarding compensation to the underwriter, see "Portfolio Transactions".

                                      14

                             HOW TO SELL SHARES

You may sell (redeem) your shares on any day the New York Stock Exchange is open. The New York Stock Exchange is closed on weekends, national holidays, and Good Friday. You will receive the share price next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. While the Fund does not charge a redemp-tion fee, you may be assessed a CDSC, if applicable.

You can sell your shares at any time by sending a written request to the Fund, c/o ND Resources, P.O. Box 759, Minot, ND 58702. To properly complete your redemption request, your request must include the following information:

  *  The Fund's name;

  *  Your name and account number;

  *  The dollar or share amount you wish to redeem;

  *  The signature of each owner exactly as it appears on the account;

  * The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

  * The address where you want your redemption proceeds sent (if other than the address of record);

  * Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

  *  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the Fund reserves the right to liquidate your account (other than an IRA) upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund shares. The Fund also reserves the right to redeem in-kind
(that is to pay redemption requests in cash and portfolio securities or wholly in portfolio securities).

                                      15

The Fund may also suspend the right of redemption under the following unusual circumstances:

  * when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

  * when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

  * during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                             SYSTEMATIC WITHDRAWAL

If the value of your Fund account is at least $5,000, you may request to have $50 or more withdrawn automatically from your account, subject to any applic-able CDSC. You may elect to receive payments monthly, quarterly, semiannually, or annually. If payments exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Fund's systematic withdrawal plan. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Plan.

                          DISTRIBUTIONS AND TAXES

The Fund pays dividends and any capital gains at least once a year. The Fund will automatically reinvest your dividends in additional Fund shares unless you request your dividends to be paid to you in cash.

The Fund will send a check to investors electing to receive dividends in cash. You may have your distribution check paid to a third party or sent to an address other than your address of record (although a signature guarantee will be required). For further information, contact ND Resources at (800) 601-5593.

                          TAXES AND TAX REPORTING

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions of net capital gain distributions received by the Fund from underlying funds as well as net long-term capital gains realized by the Fund are generally taxable as long-term capital gains. Dividends from income (including dividends and net short-term capital gains received from the underlying funds) as well as short-term capital gains realized by the Fund are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss and is a taxable event.

                                      16

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

              BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend". The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

                                NET ASSET VALUE

The price you pay for your shares is based on the Fund's net asset value per share which is determined as of the close of trading (normally 3:00 p.m. Minot, North Dakota time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by calculating the total value of the Fund's assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund's Board of Directors or its delegate.

The Fund's assets consist primarily of shares of the underlying funds which are valued at their respective net asset values. The underlying funds value securities in their portfolios for which market quotations are readily avail-able at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by their boards of directors. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value. Other assets of the Fund are valued at their current market value if market quotations are readily available and, if not available, at fair value pursuant to methods established in good faith by the Board of Directors.

                                      17

                            FUND SERVICE PROVIDERS

The custodian of the assets of the Fund is First Western Bank & Trust, 900 South Broadway, Minot, North Dakota 58701. ND Resources, a wholly-owned subsidiary of ND Holdings, is the Fund's transfer agent. As transfer agent, ND Resources performs bookkeeping, data processing, accounting and other admin-istrative services for the operation of the Fund, and the maintenance of share-holder accounts.

                             SHAREHOLDER INQUIRIES

All inquiries regarding the Fund should be directed to ND Capital at 1 North Main, Minot, ND 58703 or call (800) 276-1262.

All inquiries regarding account information should be directed to ND Resources at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

                                      18

                            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's recent past performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Brady, Martz & Associates, P.C., whose report, along with the Fund's financial statements are included in the Fund's Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's latest annual shareholder report. You may obtain a free copy of the Fund's latest annual shareholder report and Statement of Additional Information upon request from the Fund.

INTEGRITY FUND OF FUNDS, INC.

                                        For the Year       For the Year          For the Year                For the Year
                                           Ended                Ended                Ended                       Ended
                                        December 31,         December 31,          December 31,               December 31,
                                            1998                1997                 1996                         1995
                                    ------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $ 13.27              $ 12.53               $ 11.76                      $ 10.00
                                    ------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)         $ (.03)               $ .21                 $ .10                        $ .22
     Net realized and unrealized
     gain (loss) on investment
     and futures transactions               1.64                 1.63                  1.53                         2.30
                                    ------------------------------------------------------------------------------------------
         Total Income From Investment
         Operations                       $ 1.61               $ 1.84                $ 1.63                       $ 2.52
                                    ------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     From net investment income            $ .00               $ (.21)               $ (.10)                      $ (.22)
     Distributions from net realized gain   (.66)                (.89)                 (.76)                        (.54)
                                    ------------------------------------------------------------------------------------------
         Total Distributions              $ (.66)             $ (1.10)               $ (.86)                      $ (.76)
                                    ------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $ 14.22              $ 13.27               $ 12.53                      $ 11.76
                                    ==========================================================================================
TOTAL RETURN                               12.17%(A)            14.65%(A)             13.84%(A)                    25.20%(A)



RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands)                       $20,058              $17,444              $ 11,406                      $ 4,362
     Ratio of net expenses
     (after expense assumption) to
     average net assets                     1.62%                1.62%(B)              1.63%(B)                     1.59%(B)
     Ratio of net investment income
     to average net assets                  (.36)%               1.73%                  .98%                        4.00%
     Portfolio turnover rate               32.28%               31.99%                50.11%                       15.30%

(A) Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $24,114, $39,760, and $40,714. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.78%, 2.08% and 3.60%, respectively.

                                      19

                       INTEGRITY FUND OF FUNDS, INC.


          1 North Main * Minot, North Dakota 58703 * (701) 852-5292
                   P.O. Box 759 * Minot, North Dakota 58702
               (800) 276-1262 * Marketing * Fax (701) 838-4902
            (800) 601-5593 * Transfer Agent * Fax (701) 852-2548

                            INVESTMENT ADVISER
                        ND Money Management, Inc.
                               1 North Main
                             Minot, ND 58703

                          PRINCIPAL UNDERWRITER
                            ND Capital, Inc.
                               1 North Main
                             Minot, ND 58703

                               CUSTODIAN
                       First Western Bank & Trust
                           900 South Broadway
                             Minot, ND 58701

                            TRANSFER AGENT
                          ND Resources, Inc.
                   1 North Main, Minot, ND 58703
                   P.O. Box 759, Minot, ND 58702

                        INDEPENDENT ACCOUNTANT
                    Brady, Martz & Associates, P.C.
                        24 West Central Avenue
                             Minot, ND 58701

                              LEGAL COUNSEL
                           Chapman and Cutler
                         111 West Monroe Street
                           Chicago, IL 60603

                                      20

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                                      21

                            INTEGRITY MUTUAL FUNDS

                        Integrity Fund of Funds, Inc.

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this pros-pectus, contains detailed information on the Fund's policies and operation. Annual and semiannual reports contain management's discussion of market conditions, investment strategies, and performance results as of the Fund's latest semiannual or annual fiscal year end. Call ND Capital at
(800) 276-1262 to request a free copy of any of these materials.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at
(800) SEC-0330 for room hours and operation. You may also request Fund infor-mation by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

Integrity Mutual Funds
1 North Main
Minot, North Dakota  58703
(800) 276-1262

File No. 811-8824

                                      22

                     This Page Intentionally Left Blank

                                   PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                                 MAY 1, 1999

                        INTEGRITY FUND OF FUNDS, INC.
                                 1 North Main
                          Minot, North Dakota 58703
                                (701) 852-5292
                       (800) 601-5593 / Transfer Agent
                         (800) 276-1262 / Marketing


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Integrity Fund of Funds, Inc. (the "Fund"), dated May 1, 1999. The Prospectus may be obtained without charge from the Fund by writing to the above address or calling (800) 276-1262.

                               TABLE OF CONTENTS

Section                                                                    Page

Investments                                                                 1
Stock Index Futures Contracts and Options on Stock Index Futures Contracts  2
Temporary Investments                                                       3
Investment Policies and Practices of Underlying Funds                       4
Investment Restrictions of the Fund                                        11
Management of the Fund                                                     13
Control Persons and Principal Holders of Securities                        15
Investment Advisory and Other Services                                     16
Expenses                                                                   17
Portfolio Transactions                                                     18
Purchase and Redemption of Shares                                          20
Retirement Plans                                                           20
Individual Retirement Accounts (IRAs)                                      21
Defined Contribution Plans                                                 21
Section 401(k) Plans                                                       21
Monthomatic Investment Plan                                                21
Exchange Privilege                                                         21
Minimum Investment                                                         22
Redemptions                                                                22
Contingent Deferred Sales Charges                                          22
Systematic Withdrawal Plan                                                 24
Underwriter                                                                24
Dividends and Taxes                                                        25
Calculation of Performance Data                                            27
Organization and Share Attributes                                          30
Shareholder Meetings                                                       30
Appendix - Description of Commercial Paper and Bond Ratings                31
Financial Statements                                                       F-1

                                 INVESTMENTS

INVESTMENT COMPANIES

   The Fund seeks to achieve its objective by investing primarily in a diversified group of other open-end investment companies ("underlying funds") which, in turn, invest principally in equity securities. The Fund will invest in approximately fifteen to fifty underlying funds which invest primarily in common stock and which seek long-term capital appreciation and growth of income, with current income of secondary importance. The underlying funds may also invest in securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants). For temporary defensive purposes, the underlying funds may also invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit, or other money market instruments.

   The Fund may also invest in underlying funds which invest primarily in long- or short-term bonds and other fixed income securities (such as securities issued, guaranteed, or insured by the U.S. Government, its agencies and instrumentalities, commercial paper, preferred stock, convertible preferred stock, or convertible debentures) whenever ND Money Management, Inc. (the "Investment Adviser" or "ND Management") thinks that such funds offer a potential for capital appreciation.

   The Investment Adviser exercises broad discretion in choosing which under-lying funds to include in the Fund's portfolio. The Fund, however, will not purchase shares of closed-end investment companies or of investment companies which are not registered with the Securities and Exchange Commission. In addition, the Fund intends to invest only in underlying funds which qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended. If a fund fails to qualify as a RIC, it may be subject to federal income tax. No assurance can be given that an underlying fund will qualify as a RIC. However, the Fund will promptly dispose of any shares in its portfolio which have been issued by a fund which failed to qualify as a RIC. Under normal circumstances, the Fund will invest in approx-imately fifteen to fifty underlying funds and may invest up to 25% of its total assets in any one underlying fund.

   The Fund may acquire shares of underlying funds irrespective of whether such funds impose sales loads of various kinds or have 12b-1 or other distribution plans or expenses. However, whenever possible, the Fund will purchase shares pursuant to arrangements which provide for (1) quantity discounts under which lower front-end loads are available for substantial minimum purchases;
(2) letters of intent, permitting reduced front-end loads by aggregating intended purchases over time; (3) rights of accumulation, permitting reduced front-end loads for purchases of additional shares of the underlying fund; and
(4) rights to obtain reduced front-end sales loads by aggregating purchases of several funds within a family of funds.

   Rules adopted by the Securities and Exchange Commission allow funds to elect to make redemptions either in part or wholly in securities from their port-folios ("in kind" redemptions) instead of in cash under certain circumstances. If the Fund acquires in kind securities from an underlying fund which has exercised such an election, the Fund may hold the securities until the Investment Adviser decides to sell them. The Fund will likely incur additional expenses in connection with the sale of any securities acquired as a result of an in kind redemption.

   In addition to the foregoing, the Investment Company Act of 1940 (the "1940 Act") imposes certain conditions on funds which invest in other funds. For example, a fund and its affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding shares of another fund. Conse-quently, the Fund may have to forego what the Investment Adviser deems to be an advantageous purchase because of this restriction. The 1940 Act also provides that an underlying fund is not obligated to redeem any securities in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. As a result of this provision, the Investment Adviser may be unable to liquidate more than 1% of an underlying fund's securities should market or other considerations indicate the advisability of doing so. Finally, the 1940 Act requires that the Fund either seek instructions from its shareholders regarding the voting of proxies with respect to securities of underlying funds it holds and vote the proxies in accordance with such instructions or vote such shares in the same proportion as the vote of all other holders of such securities. The Fund will vote the shares in the same proportion as the vote of all other shareholders.

                      STOCK INDEX FUTURES CONTRACTS AND
                   OPTIONS ON STOCK INDEX FUTURES CONTRACTS

   The Fund may purchase and sell stock index futures contracts and options on such futures in accordance with its investment objective and policies for hedg-ing purposes and not for speculation. For a description of these securities and the risks associated with them, see Investment Policies and Practices of the Underlying Funds-Futures Contracts, Options on Futures Contracts, Option Activities, and Hedging.

   To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Fund will maintain in a segregated account with its custodian cash or liquid high-grade debt securities equal to the value of such contracts. The amount held by the custodian is less than the amount held by any futures commission agent as initial margin and will be marked to market daily.

   To the extent required to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 to avoid "commodity pool operator" status, the Fund will use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. The Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase.

                                     B-2

                           TEMPORARY INVESTMENTS

   Although the Fund invests primarily in shares of underlying funds, for temporary defensive purposes or to accumulate cash for investments or redemp-tions, the Fund may hold cash or invest in money market mutual funds or in a variety of short-term debt securities, including U.S. Treasury Bills and other U.S. Government securities, commercial paper, certificates of deposit, and bankers' acceptances. When the Fund invests for temporary defensive purposes, it may do so without any percentage limitations. The following information supplements that in the Prospectus under "Risk Management - Temporary Investment Strategies" and "Other Fund Policies."

U.S. GOVERNMENT SECURITIES

   The Fund may invest in obligations issued or guaranteed by the U.S. Govern-ment or its agencies or instrumentalities which have remaining maturities not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the U.S. Gov-ernment include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association.

BANK OBLIGATIONS

   The Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $100 million. Such banks must be members of the Federal Deposit Insurance Corporation.

   A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

COMMERCIAL PAPER

   Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. The commercial paper purchased by the Fund consists of direct obligations of domestic issuers which, at the time of investment, are (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's"), or "A-1" or better by Standard
& Poor's Corporation ("Standard & Poor's"), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by Standard & Poor's, or (iii) securities which, if not rated, are, in the opinion of the Fund's Investment Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest.

                                     B-3

   The rating "P-1" is the highest commercial paper rating assigned by Moody's, and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's is generally regarded as high-grade, and such ratings indicate that the ability to pay principal and interest is very strong.

              INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS

   The underlying funds have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. For example, the underlying funds in which the fund invests may be authorized to invest up to 100% of their assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments; invest up to 15% of their assets in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to 33 1/3% of their assets for leverage purposes; write or purchase call or put options on securities or financial indexes; invest up to 100% of their assets in master demand notes; enter into futures contracts and options on futures contracts; trade their portfolio aggressively, which results in higher brokerage commissions and increased realization of capital gains; invest in start-up and unproven companies;
invest up to 100% of their assets in junk bonds; and engage in any number of other investment practices and techniques that involve greater risks.
The risks involved in certain of these practices and techniques are described below.

CONVERTIBLE SECURITIES

   Certain preferred stocks and debt securities that may be held by an underly-ing fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conver-sion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

FOREIGN INVESTMENTS

   The Fund may invest in certain underlying funds which invest all or a portion of their assets in foreign securities. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunity and risk not typically associated with investing in U.S. dollar-denominated securities. Risks unique to international investing include: (1) restrictions on foreign investment and on repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars; (4) price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets;
(6) exposure to political and economic risks, including the risk of nationali-zation, expropriation of assets, and

                                     B-4

war; (7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing, and financial reporting standards; (9) less governmental supervision of securities markets, brokers, and issuers of securities; (10) less financial information available to investors; (11) difficulty in enforcing legal rights outside the U.S.; and
(12) higher costs, including custodial fees. These risks are often heightened for investments in emerging or developing countries.

FOREIGN CURRENCY TRANSACTIONS

   Foreign securities in which the underlying funds invest are subject to currency risk, i.e., the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency ex-change rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, these underlying funds may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although foreign currency trans-actions will be used primarily to protect the underlying funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the underlying funds' total return could be adversely affected.

FUTURES CONTRACTS

   An underlying fund may enter into futures contracts for the purchase or sale of debt securities and financial indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of dispos-ing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

   A financial index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A financial

                                     B-5

index futures contract does not require the physical delivery of securities but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular financial index futures contract reflect changes in the specified index of securities on which the futures contract is based.

   There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained, and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into the futures contracts.

   In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

   Finally, positions in futures contracts may be closed out only on an ex-change or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

OPTIONS ON FUTURES CONTRACTS

   A fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

   As with options on securities, the holder of an option may terminate a position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

                                     B-6

   In addition to the risks which apply to all options transactions (discussed below under "Options Activities"), there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts as described above.

OPTIONS ACTIVITIES

   An underlying fund may write (i.e., sell) and purchase put and call options on securities and securities indexes.

   A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obliga-tion to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

   Options on indexes are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

   Writing Options. The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. By writing a call option, a fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. Options on securities indexes are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities.

   Underlying funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. If a call option written by a fund is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price. If a put option written by a fund is exercised, the fund will be obligated to purchase the underlying security for more than its current market price.

                                     B-7

   Purchasing Options. Underlying funds generally will purchase put options in order to protect portfolio holdings against a substantial decline in the market value of such holdings. Such protection is provided during the life of a put because a fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Underlying funds generally will purchase call options for the purpose of hedging against an increase in prices of securities that the funds ultimately want to buy.
Such protection is provided during the life of the call option because the fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. An underlying fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

   A fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

HEDGING

   An underlying fund may employ many of the investment techniques described herein not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices or purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

JUNK BONDS

   Bonds which are rated BB and below by Standard and Poor's and Ba and below by Moody's (See "APPENDIX-DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS" for a more detailed explanation of bond ratings) are commonly known as "junk bonds." Investing in junk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. Junk bonds may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Junk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of junk bonds have been found to be less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic down-turns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices, because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of

                                     B-8

junk bonds defaults, a fund may incur additional expenses to seek recovery. In the case of junk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

   The secondary markets on which junk bonds are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.

   There may be special tax considerations associated with investing in junk bonds structured as zero coupon or payment-in-kind securities. A fund records the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. A fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities which otherwise would continue to be held. Shareholders will be taxed on these distributions.

   The use of credit ratings as the sole method of evaluating junk bonds can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of junk bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ILLIQUID SECURITIES

   An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities") including repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the under-lying fund's shares held by the Fund) could decline.

LEVERAGE THROUGH BORROWING

   An underlying fund may borrow up to 33-1/3% of the value of its total assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest or dividends received from, or appreciation of, the securities purchased with borrowed funds.

                                     B-9

LOANS OF PORTFOLIO SECURITIES

   An underlying fund may lend its portfolio securities provided that: (1) the loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

MASTER DEMAND NOTES

   Although the Fund itself will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corpora-tions redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value plus accrued interest at any time.

REPURCHASE AGREEMENTS

   Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

SHORT SALES

   An underlying fund may sell securities short. In a short sale, a fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out.

   The fund also must deposit in a segregated account an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with

                                     B-10

the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

   The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale.

   A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

WARRANTS

   An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price and the right to purchase the underlying security.

                     INVESTMENT RESTRICTIONS OF THE FUND

   The Fund has adopted certain fundamental investment restrictions which, together with the Fund's investment objective, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% or more of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

   (1) Purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the Fund's total assets may be invested without regard to this limitation and provided further that this limitation does not apply to securities issued by the U.S. Government, its agencies or instrumentalities, nor to securities issued by other open-end investment companies.

                                     B-11

   (2) Make loans, except in accordance with its investment objective and policies.

   (3) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index futures contracts and options thereon for hedging purposes.

   (4) Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

   (5) Issue senior securities as defined in the 1940 Act, except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that the Fund's use of stock index futures contracts and options thereon will not be deemed to constitute senior securities for this purpose.

   (6) Borrow money except from a bank and then only for temporary or emergency purposes and in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%. The Fund will not purchase portfolio securities when outstanding borrow-ings exceed 5% of the total assets. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of its total assets to secure temporary or emergency borrowing.

   (7) Invest in real estate or real estate mortgage loans, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

   In addition to the foregoing, under its fundamental investment policies, the Fund will invest at least 25% of its total assets in shares of underlying funds. The Fund may not invest more than 25% of its total assets in the securities of companies in the same industry or in securities of under-lying fund which concentrate (i.e., invest 25% or more of total assets) in any industry. Nevertheless, through its investment in underlying funds, the Fund may invest more than 25% of its assets in one industry.

   The following investment restrictions are nonfundamental and may be changed by the vote of the Fund's Board of Directors without shareholder approval.
The Fund may not:

   (1) Purchase or retain the securities of any issuer if any of its officers or directors or if the Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

   (2) Invest more than 15% of its net assets in illiquid securities, in-cluding securities which at the time of such investment are not readily market-able and securities restricted as to disposition under the federal securities laws.

                                     B-12

   (3) Invest for the purpose of exercising control or management of another issuer.

   (4)  Make short sales of securities.

   (5) Invest in interests in oil, gas or other mineral exploration, or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

   With the exception of the Fund's policy with respect to borrowing, any policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Changes due to market action will not cause a violation of a policy or restriction.

                           MANAGEMENT OF THE FUND

   The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Advisory Agreement, is the respon-sibility of the Board of Directors. The number of directors of the Fund is five, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and three of whom are "disinter-ested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with the directors who are "interested persons" of the Fund indicated by an asterisk.

                                     B-13

                                  POSITION(S)
                                   HELD WITH
NAME AND ADDRESS        AGE       EACH FUND       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS (1)
Lynn W. Aas(2)          77        Director        Retired; Attorney; Director, ND Holdings, Inc.; Director,
904 NW 27th                                       ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and
Minot, North Dakota 58701                         South Dakota Tax-Free Fund, Inc.; Trustee, Ranson Managed
                                                  Portfolios; Director, First Western Bank & Trust

Orlin W. Backes(3)      63         Director       Attorney; Director, ND Tax-Free Fund, Inc., Montana
15 2nd Ave. SW, Suite 305                         Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc.;
Minot, North Dakota 58701                         Trustee, Ranson Managed Portfolios; Director, First
                                                  Western Bank & Trust

R. James Maxson(4)      51         Director       Attorney; Director, ND Tax-Free Fund, Inc., Montana
6-9th Street SE                                   Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc.;
Minot, North Dakota 58701                         Trustee, Ranson Managed Portfolios

*Peter A. Quist(5)      65         Director       Director and Vice President, ND Holdings, Inc.; Director, Vice
1 North Main                          Vice-       President, and Secretary, ND Money Management, Inc., ND
Minot, North Dakota 58703           President     Capital, Inc., ND Resources, Inc., ND Tax-Free Fund, Inc.,
                                     Secretary    Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund,
                                                  Inc., and Ranson Capital Corporation; Vice President and
                                                  Secretary, Ranson Managed Portfolios

*Robert E. Walstad(6)   54         Director       Director and President, ND Holdings, Inc.; Director, President,
1 North Main                        President     and Treasurer, ND Money Management, Inc., ND Capital, Inc.,
Minot, North Dakota 58703           Treasurer     ND Resources, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free
                                                  Fund, Inc., and South Dakota Tax-Free Fund, Inc.; Trustee,
                                                  Chairman, President, and Treasurer, Ranson Managed Portfolios;
                                                  Director, President, CEO, and Treasurer, Ranson Capital
                                                  Corporation

__________________________
1 Except as otherwise indicated, each individual has held the office(s) shown for the past five years. Messrs. Aas, Backes and Walstad were elected to the Board of Trustees of Ranson Managed Portfolios at a joint special meeting of the shareholders of The Kansas Municipal Fund Series, The Kansas Insured Municipal Fund - Limited Maturity (subsequently renamed "The Kansas Insured Intermediate Fund") Series, and The Nebraska Municipal Fund Series of Ranson Managed Portfolios held on December 11, 1995, but did not assume office until January 5, 1996. Messrs. Quist and Walstad were elected as directors and officers of The Ranson Company, Inc. and Ranson Capital Corporation on January 5, 1996.

2 Mr. Aas resigned as a director of ND Holdings, Inc., on August 17, 1994.
  He was elected to the board of directors of the Fund on August 19, 1994, and to the boards of the ND Tax-Free Fund, Inc., the Montana Tax-Free Fund, Inc., and the South Dakota Tax-Free Fund, Inc. on December 2, 1994.

3 Mr. Backes was elected to the board of directors of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and of the Fund in 1995.

4 Mr. R. James Maxson was elected to the board of directors of ND Tax-Free
  Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and the Fund, and the board of trustees for the five series of Ranson Managed Portfolios on December 4, 1998, effective January 1, 1999.

5 Mr. Quist has served on the board of directors of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and the Fund since their inceptions. He was elected to the board of South Dakota Tax-Free Fund, Inc. on April 7, 1995, and has served as the vice president and secretary of each of the afore-mentioned funds since their inceptions.

6 Mr. Walstad has served as a director and as the president and treasurer of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and the Fund since their inceptions.

   Directors who are not an "interested person" as that term is defined in the 1940 Act of the Fund are paid an annual fee of $10,000 for serving on the boards of the funds in the complex. In addition to the Fund, the directors are also directors of eight open-end investment companies advised by ND
Management or Ranson Capital Corporation. Each of these funds (which includes the five series of Ranson Managed Portfolios), pays a pro rata share of the fee based

                                     B-14

upon its respective assets. Messrs. Quist and Walstad, who are the only "interested persons" of such funds, receive no compensation from the funds.

   The following table sets forth compensation paid by the Fund to each of the directors of the Fund and total compensation paid to each director for the fiscal year ended December 31, 1998. The Fund has no retirement or pension plans.

COMPENSATION TABLE

                                AGGREGATE*                    TOTAL**
                               COMPENSATION      COMPENSATION FROM THE FUND AND
NAME OF PERSON, POSITION(S)    FROM THE FUND     FUND COMPLEX PAID TO DIRECTORS

Lynn W. Aas
Director                          $808.63                    $10,000.00

Orlin W. Backes
Director                          $808.63                    $10,000.00

Arthur A. Link(1)
Director                          $808.63                    $10,000.00

R. James Maxson(2)
Director                            -0-                           -0-

Peter A. Quist
Director,
Vice President, and
Secretary                           -0-                           -0-

Robert E. Walstad
Director, President,
and Treasurer                       -0-                           -0-
                                ___________                  ___________
Totals                            $2,425.89                  $30,000.00

____________________
(1) Mr. Link has retired effective December 4, 1998.
(2) Mr. Maxson was elected to the board of the Fund on December 4, 1998, effective January 1, 1999.
* Based on compensation paid to the directors for the one-year period ended December 31, 1998 for services to the Fund.
** Based on the compensation paid to the directors for the one-year period ended December 31, 1998 for services to the Fund and eight open-end funds advised by ND Management or Ranson Capital Corporation.

            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   As of April 23, 1999, no person owned of record or was known by the Fund to own of record or beneficially 5 percent or more of the Fund's outstanding shares. In addition, as of April 23, 1999, the officers and directors (including family members) of the Fund, in the aggregate, own less than 1% of the shares of the Fund.

                                     B-15

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

   ND Management has been retained by the Fund under an Investment Advisory Agreement to act as the Fund's investment adviser, subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of ND Holdings, Inc. ("ND Holdings"), a venture capital corporation organized under the laws of the State of North Dakota on September 22, 1987. The Invest-ment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc. The address of the Investment Adviser is 1 North Main, Minot, North Dakota 58703.

   The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. The Investment Adviser furnishes, at its own expenses, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser. All other charges and expenses, as more fully described under "Expenses," are paid by the Fund.

   For the management services and facilities furnished by ND Management, the Fund has agreed to pay the Investment Adviser an annual management fee, payable monthly, of 0.90% of the Fund's average daily net assets. In addition, the Investment Adviser voluntarily agreed to waive all or a portion of its manage-ment fee or reimburse certain expenses of the Fund for the year ended April 30, 2000 in order to prevent total operating expenses excluding extraordinary expenses from exceeding 1.60% of the average daily net asset value of the shares of the Fund. The table below sets forth the advisory fees paid by the Fund to the Investment Adviser for the periods indicated.

                                          MANAGEMENT FEES
                                       TO ND MONEY MANAGEMENT
                                         FOR THE YEAR ENDED
                                ______________________________________
                                12/31/96       12/31/97       12/31/98
                                ________       ________       ________
Integrity Fund
of Funds, Inc.                   $81,395        $141,687      $183,452

   The Investment Advisory Agreement with the Fund provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless dis-regard of its obligations and duties under the Investment Advisory Agreement.

                                     B-16

   The Investment Advisory Agreement continues in effect from year to year as long as its continuation is approved at least annually by a majority of the directors who are not parties to the Investment Advisory Agreement or inter-ested persons of any such party except in their capacity as directors of the Fund and by the shareholders or the Board of Directors. The Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the Fund or by a majority vote of the outstanding shares and will terminate automatically upon assignment.

   Robert E. Walstad and Peter A. Quist, directors and officers of the Fund, are also directors and officers of the Investment Adviser as indicated under "Management of the Fund."

   The Investment Adviser and ND Capital, Inc., the Fund's underwriter
("ND Capital" or the "Underwriter") are subsidiaries of ND Holdings. Robert E. Walstad and Peter A. Quist, directors and president and vice president, respec-tively, of Holdings, are also directors and officers of the Fund, the Invest-ment Adviser, and the Underwriter. See "Management of the Fund." Walstad and Quist are also shareholders of ND Holdings.

CUSTODIAN AND TRANSFER AGENT

   First Western Bank & Trust, 900 South Broadway, Minot, North Dakota 58701, serves as custodian for the Fund's portfolio securities and cash. ND Resources, Inc. ("ND Resources"), a wholly-owned subsidiary of ND Holdings,
1 North Main, Minot, North Dakota 58703, is the Fund's Transfer Agent. As Transfer Agent, ND Resources performs many of the Fund's clerical and admin-istrative functions. For its services, the Fund pays ND Resources a monthly fee ranging from 0.16 of 1% of the net asset value of all the Fund's outstand-ing shares up to $10 million down to 0.09 of 1% for net assets in excess of $50 million. ND Resources also provides internal accounting and related services for the Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for the net assets in excess of $500 million.

ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

   The Fund's independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax return, and performs other professional account-ing, auditing, tax, and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.


                                   EXPENSES

   The expenses of the Fund are deducted from its respective total income before dividends are paid. These expenses include, but are not limited to, organizational expenses; taxes; interest; brokerage fees and commissions, if any; fees and expenses of directors and officers of the Fund who are not officers or directors of the Investment Adviser; Securities and Exchange Commission fees and state securities laws fees; charges of custodians and transfer and dividend

                                     B-17

disbursing agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing share-holders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers and Board of Directors of the Fund; and any extra-ordinary expenses. In addition, the Fund pays dealers up to 0.25% of the Fund's net assets for personal service to shareholders and/or the maintenance of shareholder accounts.

                           PORTFOLIO TRANSACTIONS

   In effecting purchases and sales of the Fund's portfolio securities, the Investment Adviser and Fund may place orders with and pay brokerage commissions, if any, to brokers affiliated with the Fund, the Investment Adviser, including the Underwriter.

   Subject to policies established by the Fund's Board of Directors, the Investment Adviser, is responsible for the execution of the Fund's portfolio transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund. A primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. With respect to purchases of shares of underlying funds subject to a front-end sales load at the time of purchase ("load fund shares"), the Investment Adviser anticipates directing, to the extent possible, substantially all of the Fund's orders to ND Capital, the Fund's underwriter. Where the Underwriter acts as the dealer with respect to purchases of load fund shares, it retains dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. The Underwriter is not designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. In the event the Underwriter is unable to execute a particular transaction, the Investment Adviser will direct such order to another broker-dealer.

   Where underlying fund shares are purchased through the Underwriter, the Underwriter may also receive Rule 12b-1 fees (in an amount not to exceed 0.25% of net assets) or service fees from the underlying funds or their underwriters or sponsors in accordance with the normal arrangements of those funds. Rule 12b-1 fees and dealer reallowances as described in the preceding paragraph will be aggregated for determining compliance with Section 17(e)(2) of the 1940 Act.

   The Underwriter may retain brokerage commissions on portfolio transactions of underlying funds held in the Fund's portfolio, including funds which have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. The payment of brokerage commissions and Rule 12b-1 fees to the Underwriter on such transactions is not a factor considered by the Investment Adviser in selecting or retaining an underlying fund for investment.

   Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit

                                     B-18

negotiations of sales loads. The Investment Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Investment Adviser anticipates investing most of the assets of the Fund in funds that impose no front-end sales load or impose a front-end sales load on the Fund of no more than 1% of the public offering price. The Investment Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a "family" of mutual funds. The Investment Adviser also takes advantage of exchange or conversion privileges offered by any "family" of mutual funds.

   A factor in the selection of brokers is the receipt of research, analysis, advice, and similar services. Information thus received will enable the Investment Adviser to supplement its own research and analysis with the views and information of other securities firms and may be used for the benefit of clients of the Investment Adviser other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The extent to which commissions reflect an element of value for research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Investment Adviser places the Fund's portfolio transactions, the Investment Adviser may be relieved of expenses that it might otherwise bear. Any research and other services provided by brokers to the Investment Adviser or the Fund are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Adviser under the Investment Advisory Agreement.

   Another important factor in the selection of brokers is the sale of Fund shares. Where all major factors are equal, the fact that a broker has sold Fund shares may be considered in placing portfolio transactions.

   The Fund expects that purchases and sales of money market instruments will usually be principal transactions and purchases and sales of other debt securities may be principal transactions. Thus, the Fund will normally not pay brokerage commissions in connection with those transactions. The Fund may pay mark-ups on principal transactions. Money market instruments are generally purchased directly from the issuer or from an underwriter or market maker for the securities, and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere. Commissions will be paid on the Fund's futures and options transactions, if any.

                                     B-19

   Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified. For the past three fiscal years, the Fund has not paid any brokerage commissions. The Board of Directors will monitor the Investment Adviser's performance with respect to portfolio transactions in order to evaluate the overall reasonableness of brokerage commissions paid or spreads allowed.

                      PURCHASE AND REDEMPTION OF SHARES

   Fund shares may be purchased from investment dealers who have sales agree-ments with the Fund's Underwriter or from the Underwriter. Fund shares are sold at their public offering price, which is the net asset value next deter-mined after an order and payment are received in proper form. On December 31, 1998, the net asset value per share of the Fund was calculated as follows:
net assets of $20,058,137 were divided by 1,410,128 shares outstanding to equal a net asset value per share of $14.22.

   No sales charge is imposed when shares are purchased. However, a contingent deferred sales charge is imposed if certain shares are redeemed within five years after their purchase. See "How to Purchase Shares" in the Fund's Prospectus. The Underwriter will pay a sales commission to investment dealers and to its salesmen who sell Fund shares. The Underwriter may also provide additional promotional incentives to dealers who sell Fund shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

   The Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

   In order to facilitate redemptions and to eliminate the need for safekeep-ing, the Fund's transfer agent, ND Resources (the "Transfer Agent"), will not issue certificates for shares of the Funds unless requested to do so. A shareholder or broker may obtain a certificate by writing to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702.

                               RETIREMENT PLANS

   The Fund offers shares in connection with tax-deferred retirement plans. Application forms and additional information about these plans, including applicable fees, are available from the Fund or the Fund's custodian, First Western Bank & Trust (the "Custodian"), upon request. The federal income tax treatment of contributions to retirement plans has been substantially affected by recently enacted federal tax legislation. Before investing in the Fund through such a plan, an investor should consult a tax adviser.

                                     B-20

                   INDIVIDUAL RETIREMENT ACCOUNTS ("IRAs")

   Fund shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan is available from the Custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment in $50. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible depending upon the individual's income. Individuals also may establish an IRA to receive a rollover contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

                        DEFINED CONTRIBUTION PLANS

Investors who are self-employed may purchase Fund shares for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). The Custodian offers a prototype Defined Contribution Plan for Money Purchase or Profit Sharing Plans.

                         SECTION 401(k) PLANS

The Fund may be used as a vehicle for a cash or deferred arrangement designed to qualify under Section 401(k) of the Code.

                        MONTHOMATIC INVESTMENT PLAN

   A shareholder may purchase additional Fund shares through an automatic investment program (minimum initial investment is $100). With the Monthomatic Investment Plan (the "Monthomatic"), monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. See "Systematic Investing - the Monthomatic Investment Plan" in the Fund's Prospectus for additional information.

                           EXCHANGE PRIVILEGE

   As described in the Fund's Prospectus under "Special Services-Exchanging Shares," the Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds advised and underwritten by the Underwriter or Ranson Capital Corporation or ND Manage-ment at net asset value. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to share-holders where such exchanges may be legally made. Each exchange involves the

                                     B-21

redemption of fund shares to be exchanged and the purchase of Fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder's federal income tax return. A shareholder considering an exchange should obtain and read the prospectus of the fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

                             MINIMUM INVESTMENT

   The minimum initial investment for each Fund is $1,000 ($100 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

                                REDEMPTIONS

   Any Fund shareholder may require the Fund to redeem shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $50,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a signed certificate or duly endorsed stock power with signatures guaranteed over $50,000 and accompanied by a written request for redemption. Signatures must be guaranteed by a commercial bank, trust company, savings and loan associa-tion, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. The redemption request and signed certifi-cate or stock power must be signed exactly as the account is registered includ-ing any special capacity of the registered owner. The redemption price will be the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge, as described below. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days of the purchase date).

                    CONTINGENT DEFERRED SALES CHARGES

   Except as otherwise provided below, a contingent deferred sales charge ("charge") equal to 1.5% of the redemption proceeds is imposed if a shareholder redeems shares purchased within the preceding five years. Shares acquired by reinvestment of dividends may be redeemed without charge even though acquired within five years. In addition, a number of shares having a value equal to any net increase in the value of all shares purchased by the shareholder during the preceding five years will be redeemed without a contingent deferred sales charge. In determining whether a charge is payable on any redemption, the Fund will first redeem shares not subject to a charge.

                                     B-22

   If the initial amount of purchase is $1 million or more, the charge is reduced to 1% and only applies during the first year of purchase.

   All purchases are considered made on trade date. Upon receipt of a request for redemption, shares will be redeemed by a Fund at the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge.

   The Fund may sell shares without a contingent deferred sales charge to directors, officers, and employees (including retirees) of the Fund, of ND Holdings, of ND Management, and of ND Capital, for themselves or their spouses, children, or parents and parents of spouses, or to any trust, pension, or profit-sharing, or other benefit plan for only such persons at net asset value and in any amount. The Fund may also sell shares without a contingent deferred sales charge to broker-dealers having sales agreements with ND Capital, and registered representatives and other employees of such broker-dealers, includ-ing their spouses and children; to financial institutions having sales agreements with ND Capital, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of the contingent deferred sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scales and sales related efforts. The Underwriter receives the entire amount of any contingent deferred sales charges assessed.

   The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The New York Stock Exchange is currently closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time.

   The Fund reserves the right to redeem Fund accounts (other than an IRA) that are reduced to a value of less than $1,000 (for any reason other than fluctua-tion in the market value of the Fund's portfolio securities). Should the Fund elect to exercise this right, the investor will be notified before such redemp-tion is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The Fund receives the entire public offering price of all of its shares sold.

                                     B-23

                          SYSTEMATIC WITHDRAWAL PLAN

   A shareholder who owns shares with an aggregate value of $5,000 or more may establish a Systematic Withdrawal Plan (the "Withdrawal Plan"). Under the Withdrawal Plan, a shareholder may redeem at net asset value, subject to any applicable contingent deferred sales charge (see "Contingent Deferred Sales Charges" above), the number of full and fractional shares that will produce whatever monthly, quarterly, semiannual, or annual payments (minimum $50 per payment) are selected. No additional charge is made for this service.

   A shareholder who participates in the Monthomatic Investment Plan is in-eligible to participate in the Withdrawal Plan. The Withdrawal Plan may be terminated at any time by a shareholder or the Fund.

                                  UNDERWRITER

   ND Capital, a subsidiary of ND Holdings, is the principal underwriter of the Fund's shares in a continuous public offering. ND Capital is located at 1 North Main, Minot, North Dakota 58703. Robert E. Walstad and Peter A. Quist, who are directors and the president and treasurer and vice president and secretary, respectively, of the Fund, are also the only two directors and officers of the Underwriter. The Underwriter sells shares to or through brokers, dealers, or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Fund. ND Capital may act as such a Dealer.

   Under the terms of the Distribution Agreement between the Fund and the Underwriter, the Underwriter has agreed to use its best efforts to solicit or-ders for the sale of the Fund's shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Underwriter pays a sales commission currently equal to 4% (1% on sales of $1 million or more) of the amount invested to dealers who sell shares (excluding sales to investors exempt from the contingent deferred sales charge). In addition, in recognition of services provided to shareholders, the Fund may also pay service fees to dealers at the annual rate of up to 0.25% of the average net assets which are attributable to shareholders of the Fund for whom such dealers are designated as the dealers of record.

   Because shares of the Fund are sold without any front-end sales loads, the Underwriter does not receive underwriting commissions. In consideration for these services, the Underwriter receives any contingent deferred sales charges imposed on redemptions of shares.

   The Underwriter also may receive dealer reallowances (up to a maximum of 1% of the public offering price) and/or distribution payments and/or service fees on purchases by the Fund of shares of underlying funds sold with a sales load and/or which have a distribution plan and/or service fees.

                                     B-24

The following table sets forth the amount of compensation on redemptions, brokerage commissions and other compensation received by the Underwriter directly or indirectly from the Fund for the last fiscal year ended December 31, 1998.

                              COMPENSATION ON   BROKERAGE        OTHER
                                REDEMPTIONS     COMMISSION    COMPENSATION*
                                ___________     __________    _____________

Integrity Fund of Funds, Inc.     $49,949          $ -0-         $71,392

   *The Underwriter received from the underlying funds $27,450 in brokerage commissions on the portfolio transactions of these underlying funds and $43,942 in 12b-1 distribution or service fees for assisting the Fund in purchasing shares of the underlying funds.

   The Distribution Agreement must be approved at least annually by the respective Fund's Board of Directors and a vote of a majority of such Fund's directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement related thereto or in the Distribution Agreement (the "Qualified Directors"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to the Fund without penalty on 60 days' written notice by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund.

                            DIVIDENDS AND TAXES

   The Fund distributes any net investment income and net realized capital gains at least annually.

   Income and capital gains dividends, if any, of the Fund will be credited to shareholders' accounts in full and fractional of Fund shares at net asset value on the reinvestment date unless shareholders indicate in writing to the Transfer Agent that they wish to receive them in cash.

   Share certificates are issued for full and fractional shares and only upon a request by the shareholder or broker to the Transfer Agent.

   A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder's account at the then-current net asset value. If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, we will then issue a new check.

   Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to

                                     B-25

your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

TAXES

   The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses), the Fund will not be subject to federal income tax to the extent it distri-butes to shareholders such income and capital gains in the manner required under the Code. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its net ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to distribute its income in accordance with this requirement to prevent application of the excise tax.

   Distributions of net capital gains distributions received by the Fund from underlying funds, as well as net long-term capital gains realized by the Fund from the purchase and sale (or redemption) of underlying funds' shares or other securities held (generally) by the Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders generally as long-term capital gain, (regardless of the period for which the shareholder has held shares of the Fund).

   For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the underlying fund for less than one year. However, any loss incur-red by the Fund on the sale of that underlying fund's shares held for six months or less will be treated as a long-term capital loss to the extent of the gain distribution.

   The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

                                     B-26

   Redemption of shares of a Fund will be a taxable transaction for federal income tax purposes. Gain or loss realized on the sale or exchange of shares in the Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. In such case, the shareholder will recognize capital gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Such gain or loss will be long-term gain or loss if the shares were held more than one year. The loss on shares held six months or less will be a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the period the investor owns the shares.

   A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

   Depending on the residence of the shareholder for tax purposes, distribu-tions also may be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisers as to the tax consequences of ownership of shares of the Fund in their particular circumstances.

   If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distribution to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

   The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to certain shareholders if
(a) the payee fails to furnish the Fund with and to certify the payee's correct taxpayer identification number or Social Security number, (b) the Internal Revenue Service (the "IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (c) the payee fails to certify that he is not subject to backup withholding.

   After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction. In addition, the statement will show the details of prior transactions in the account during the calendar year. Information for federal income tax purposes will be provided after the end of the calendar year.

                     CALCULATION OF PERFORMANCE DATA

   The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include yield and total return figures.

   Yields are calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield calculation methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income

                                     B-27

paid to an investor's account, or the income reported in the Fund's financial statements. The Fund may also include in advertisements performance rankings compiled by independent organizations such as Lipper Analytical Services and publications which monitor the performance of mutual funds. Performance infor-mation may be quoted numerically or may be represented in a table, graph, or other illustration.

   All performance figures are based on historical results and are not intended to indicate future performance.


YIELD

   Yield reflects the income per share deemed earned by the Fund's portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the maximum offering price per share on the last day of the period and annualizing the result according to the following formula:

            YIELD = 2[(a-b/cd + 1)6 - 1]

   Where:

   a  =  dividends and interest earned during the period.

   b  =  expenses accrued for the period (net of reimbursements).

   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

   d  =  the maximum offering price per share on the last day of the period.

TOTAL RETURN

   As of December 31, 1998, the total return for the Fund was 83.28%.

   Total return is the percentage change in the value of a hypothetical invest-ment that has occurred in the indicated time period, taking into account the imposition of various fees, including the contingent deferred sales charge, and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's performance over a stated period of time and is computed as follows:

                                     B-28

                           ERV - P = Total Return
                           -------
                              P

   Where:
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

     P  =  a hypothetical initial payment of $1,000

   In calculating cumulative and average annual total return, the maximum contingent deferred sales charge is deducted from the hypothetical investment. However, such total return quotations may also be accompanied by quotations which do not reflect the contingent deferred sales charges, and which therefore will be higher.

   Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period and is computed according to the following formula:

                           P(1 + T)n = ERV

   Where:

     P  =  a hypothetical initial payment of $1,000

     T  =  average annual total return

     n  =  number of years

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

   The following table reflects the average annual total return for the Fund for the periods indicated:

                                 AVERAGE ANNUAL TOTAL RETURN
                            ______________________________________
                               ONE YEAR*         FROM INCEPTION**
                                 ENDED               THROUGH
                            DECEMBER 31, 1998   DECEMBER 31, 1998
                            -----------------   -----------------
Integrity Fund of Funds, Inc.    12.17%               16.38%
_______________________________
* The one-year and since inception returns do not include the effect of the 1.5% maximum contingent deferred sales charge. Taking into account the CDSC, the one-year and since inception returns for the Fund would have been 10.67% and 16.14%, respectively.

** The inception date for the Fund is January 3, 1995.

   All performance figures are based on historical results and are not intended to indicate future performance.

                                     B-29

                      ORGANIZATION AND SHARE ATTRIBUTES

   The Fund is an open-end, diversified, management investment company. The Fund is organized as a corporation under the laws of the State of North Dakota on June 1, 1994 and is authorized to issue a total of one billion shares, all of one class and one series, with a par value of $.0001 per share. Shares are fully paid and nonassessable when issued, are redeemable and freely transfer-able, and have equal rights and preferences in all matters, including voting. Cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represent-ed by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates. There are no subscription, preemptive, or conversion rights.

                           SHAREHOLDER MEETINGS

   Regular meetings of shareholders will not be held unless required under the North Dakota Business Corporation Act or the 1940 Act. It is probable that the Fund will not hold regular meetings of shareholders. The Fund's Bylaws provide the regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law. Under the North Dakota Business Corporation Act, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the president or secretary of the Fund. Within thirty days after receipt of the demand, the Board of Directors must cause a regular meeting of shareholders to be called, or if the Board fails to do so, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law. All necessary expenses of the notice and the meeting must be paid by the Fund.

   In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act. Meetings of shareholders will also be held whenever required in order to comply with the 1940 Act; however, the Fund does not intend to hold annual shareholder meetings. Shareholders have the right to remove directors.

   Pursuant to the 1940 Act, if an underlying fund submits a matter to its shareholders for a vote, the Fund will vote the shares of the underlying fund which it owns in the same proportion as the vote of all other holders of such shares.

                                     B-30

        APPENDIX - DESCRIPTION OF COMMERCIAL PAPER AND BOND RATING

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"), SHORT-TERM
   DEBT RATINGS

   Prime-1. Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following character-istics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earn-ings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2. Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alter-nate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S"),
   COMMERCIAL PAPER RATINGS

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety character-istics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

   Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exception-ally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa.
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are

                                     B-31

neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class;
B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are specu-lative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

   AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is some-what more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obliga-tion. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair

                                     B-32

capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default.
The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                     B-33

                            FINANCIAL STATEMENTS

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.


We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 1999

                                     F-1

Schedule of Investments December 31,1998

Name of Issuer
Percentages represent the market value Of each investment
category to total net assets                  Quantity               Market Value
---------------------------------------------------------------------------------
MUTUAL FUNDS (103.3%)
AIM Charter Fund A                              99,951                $1,490,267
*AIM Constellation Fund A                       22,824                   696,594
*AIM Aggressive Growth Fund A                   17,037                   819,320
*AIM Value Fund A                               47,065                 1,891,534
American Balanced Fund                          81,801                 1,289,178
*American Washington Mutual Investors           54,208                 1,783,995
Hudson Capital Appreciation Fund                68,621                   969,618
MFS Research A                                  81,718                 2,055,209
MFS Capital Opportunities Fund                  85,522                 1,426,507
Massachusetts Inv A                            117,231                 2,373,929
Mutual Qualified Fund Cl 1                      63,522                 1,043,031
Mutual Beacon Cl 1                              56,225                   735,990
*New York Venture Fund A                        68,489                 1,712,901
*Putnam Fund for Growth & Income A              53,799                 1,102,337
*Putnam Vista Fund                              68,955                   901,239
*Putnam Voyager Fund                            19,245                   421,859
                                                                     -----------
TOTAL MUTUAL FUNDS (COST: $18,143,887)                               $20,713,507


SHORT-TERM SECURITIES (1.2%)
Federated Money Market Trust #092  (COST: $246,657)                      246,657
                                                                     ------------

TOTAL INVESTMENTS IN SECURITIES (COST: $18,390,544)                   $20,960,164
OTHER ASSETS LESS LIABILITIES                                           (902,027)
                                                                     ------------
NET ASSETS                                                            $20,058,137
                                                                      ===========

*Indicates securities are segregated by the custodian to cover initial margin requirements. (AIM Value Fund A only 35,884 shares segregated)
The accompanying notes are an integral part of these financial statements.

                                     F-2


Financial Statements December 31, 1998

Statement of Assets and Liabilities December 31, 1998
-----------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$18,390,544)           $20,960,164
     Accrued dividends receivable                                         102,752
                                                                      -----------
        Total Assets                                                  $21,062,916


LIABILITIES
     Bank overdraft                                                      $948,917
     Accrued expenses                                                      55,862
                                                                       ----------
        Total Liabilities                                              $1,004,779
                                                                       ----------

NET ASSETS                                                            $20,058,137
                                                                      ===========
Net assets are represented by:
     Capital stock outstanding, at par                                       $141
     Additional paid-in capital                                        17,488,376
     Unrealized appreciation on investments                             2,569,620
                                                                      -----------
          Total amount representing net assets applicable to
           1,410,128 outstanding shares of $.0001 par value
          common stock (1,000,000,000  shares authorized)             $20,058,137
                                                                      ===========
Net asset value per share                                                  $14.22
                                                                      ===========

                                     F-3

Statement of Operations for the year ended December 31, 1998
------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                                            $252,761
                                                                         --------
         Total Investment Income                                         $252,761
                                                                         --------

EXPENSES
    Investment advisory fees                                             $183,452
    Custodian fees                                                          3,001
    Transfer agent fees                                                    29,452
    Transfer agent out of pockets                                           5,902
    Accounting service fees                                                34,098
    Professional fees                                                       5,282
    Directors fees                                                          2,426
    Service fees                                                           43,942
    Reports to shareholders                                                 2,086
    License, fees, and registrations                                       15,877
                                                                         --------
        Total expenses                                                   $325,518
                                                                         --------
NET INVESTMENT INCOME (LOSS)                                            $(72,757)
                                                                        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                             $274,589
     Capital gain distributions                                         1,021,415
     Futures transactions                                               (358,294)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                        1,453,939
                                                                        ---------
          Net realized and unrealized gain
           (loss) on investments                                       $2,391,649
                                                                       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $2,318,892
                                                                       ==========

The accompanying notes are an integral part of these financial statements.

                                     F-4

Financial Statements December 31, 1998

Statement of Changes in Net Assets
for the year ended December, 1998 and December 31, 1997
--------------------------------------------------------

                                                                                  For the Year Ended      For the Year Ended
                                                                                  December 31, 1998        December 31, 1997
                                                                                  ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                                       $(72,757)                $268,232
    Net realized gain (loss) on investment and futures transactions                    937,710                1,172,065
    Net change in unrealized appreciation (depreciation)
    on investments and futures                                                        1,453,939                  685,708
                                                                                  ------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations             $2,318,892               $2,126,005
                                                                                  ------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.00 and $.21, respectively)                      $0                $(268,232)
     Distributions from net realized gain on investment and
     futures transactions ($.66 and $.89, respectively)                                (937,710)              (1,172,065)
                                                                                  ------------------------------------------
          Total Dividends and Distributions                                           $(937,710)             $(1,440,297)
                                                                                  ------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                     $4,418,795               $6,594,170
    Proceeds from reinvested dividends                                                1,345,191                  725,283
    Cost of shares redeemed                                                          (4,531,485)              (1,966,267)
                                                                                  ------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions                                                  $1,232,501               $5,353,186
                                                                                  ------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                         $2,613,683               $6,038,894
NET ASSETS, BEGINNING OF PERIOD                                                      17,444,454               11,405,560
                                                                                  ------------------------------------------
NET ASSETS, END OF PERIOD                                                           $20,058,137              $17,444,454
                                                                                  ==========================================

The accompanying notes are an integral part of these financial statements.

                                     F-5

Notes to Financial Statements December 31, 1998

Note 1.     ORGANIZATION
Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation -- Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

Federal and State income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

Distributions to shareholders -- The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

Dividend income -- Dividend income is recognized on the ex-dividend date.

Futures contracts -- The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

                             F-6

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     CAPITAL SHARE TRANSACTIONS
As of December 31, 1998, there were 1,000,000,000 shares of $.0001 par value authorized; 1,410,128 and 1,315,072 shares were outstanding at December 31, 1998 and December 31, 1997, respectively. Transactions in capital shares were as follows:

                                                 Shares
                         ------------------------------------------------------
                         For The Year Ended                  For The Year Ended
                         December 31, 1998                    December 31, 1997
                         ------------------------------------------------------
Shares sold                   317,592                                491,026
Shares issued on
reinvestment of dividends     101,370                                 57,884
Shares redeemed              (323,906)                              (144,196)
                         ------------------------------------------------------
Net increase                   95,056                                404,714
                         ======================================================

                                     F-7

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $183,452 of investment advisory fees for the year ended December 31, 1998. The Fund has a payable to ND Money Management, Inc. of $15,416 at December 31, 1998 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. ("Capital") is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $43,942 of service fees for the year ended December 31, 1998. The Fund has a payable to Capital of $3,671 at December 31, 1998 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $29,452 of transfer agency fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc of
$2,474 at December 31,1998 for Transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $34,098 of accounting service fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc. of $2,844 at December 31, 1998 for accounting services fees.

                                     F-8

Note 5.     INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $7,458,895 and $6,401,496, respectively, for the year ended December 31, 1998.


Note 6.     INVESTMENT IN SECURITIES
At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $18,390,544, and the net unrealized appreciation of investments based on the cost was $2,569,620, which is comprised of $3,190,445 aggregate gross unrealized appreciation and $620,825 aggregate gross unrealized depreciation.

                                     F-9

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                        For the Year       For the Year          For the Year                For the Year
                                           Ended                Ended                Ended                       Ended
                                        December 31,         December 31,          December 31,               December 31,
                                            1998                1997                 1996                         1995
                                    ------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $ 13.27              $ 12.53               $ 11.76                      $ 10.00
                                    ------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)         $ (.03)               $ .21                 $ .10                        $ .22
     Net realized and unrealized
     gain (loss) on investment
     and futures transactions               1.64                 1.63                  1.53                         2.30
                                    ------------------------------------------------------------------------------------------
         Total Income From Investment
         Operations                       $ 1.61               $ 1.84                $ 1.63                       $ 2.52
                                    ------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     From net investment income            $ .00               $ (.21)               $ (.10)                      $ (.22)
     Distributions from net realized gain   (.66)                (.89)                 (.76)                        (.54)
                                    ------------------------------------------------------------------------------------------
         Total Distributions              $ (.66)             $ (1.10)               $ (.86)                      $ (.76)
                                    ------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $ 14.22              $ 13.27               $ 12.53                      $ 11.76
                                    ==========================================================================================
TOTAL RETURN                               12.17%(A)            14.65%(A)             13.84%(A)                    25.20%(A)



RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands)                       $20,058              $17,444              $ 11,406                      $ 4,362
     Ratio of net expenses
     (after expense assumption) to
     average net assets                     1.62%                1.62%(B)              1.63%(B)                     1.59%(B)
     Ratio of net investment income
     to average net assets                  (.36)%               1.73%                  .98%                        4.00%
     Portfolio turnover rate               32.28%               31.99%                50.11%                       15.30%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $24,114, $39,760 and $40,714. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.78%, 2.08% and 3.60%, respectively.

The accompanying notes are an integral part of these financial statements.

                                     F-10